UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Amendment No. __

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 4, 2014 (March 31, 2014)
(Date of Earliest Event Reported)

PANACHE BEVERAGE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-52670	38-3855631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Fifth Avenue, 3rd Floor
New York, NY 10011
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 480-7479

____________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement.

On March 31, 2014, the Company entered into an Omnibus Modification, Note Extension and Ratification Agreement (the “Omnibus Amendment”) with Consilium Corporate Recovery Master Fund, Ltd. (the "Lender"). The Company, its affiliates and subsidiaries had entered into previous loan transactions with Lender, dated December 21, 2012 and May 9, 2013, respectively, under which the Company and its affiliates borrowed an aggregate of $7,500,000, secured by certain assets and common stock (collectively, the "Previous Loans"). Pursuant to the Omnibus Agreement, the Company, its affiliates and subsidiaries reconfirmed the facts with respect to the Previous Loans, reconfirmed that the obligations under the Previous Loans are in full force and effect and extended the maturity dates of the Previous Loans to May 9, 2017. The Company paid the Lender an extension fee of $15,250.

Under the Previous Loans, Panache Distillery, LLC, a subsidiary of the Company, granted the Lender a security interest in the real and personal property constituting the distillery purchased by Panache Distillery, LLC in August 2013 (the “Distillery Property”). In connection with the Omnibus Agreement, Panache Distillery, LLC entered into an Amended and Restated Mortgage and Security Agreement (the “Distillery Mortgage”), replacing the earlier grant of a security interest in the Distillery Property. Lender has agreed not to record its security interest in the Distillery Property but reserves the right to do so in the event that there is an uncured default under the Previous Loans or in the event it deems itself insecure.

Also on March 31, 2014, the Company entered into an Omnibus Modification, Note Extension and Ratification Agreement (the “Wodka Omnibus Amendment”) with the Lender in connection with a previous loan transaction between the Company’s Wodka LLC and Panache LLC subsidiaries and Lender, dated February 14, 2013, under which Wodka borrowed an aggregate of $1,400,000, secured by certain assets (the "Previous Wodka Loan"). Pursuant to the Wodka Omnibus Agreement, Wodka LLC and Panache LLC reconfirmed the facts with respect to the Previous Wodka Loan, reconfirmed that the obligations under the Previous Wodka Loan are in full force and effect and extended the maturity dates of the Previous Wodka Loan to May 9, 2017. The Company paid the Lender an extension fee of $3,750.

The foregoing descriptions of the Omnibus Agreement, Distillery Mortgage and Wodka Omnibus Agreement are intended to be summaries and are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are each incorporated by reference as if fully set forth herein.

Item 9.01  Financial Statements and Exhibits:

Exhibits

No.	Description
10.1
Omnibus Modification, Note Extension and Ratification Agreement, dated March 31, 2014, by and between Consilium Corporate Recovery Master Fund, Ltd, and Panache Beverage, Inc., Alibi NYC, LLC, Panache USA, LLC, Alchemy International, LLC, MIS Beverage Holdings, LLC, James Dale, Agata Podedworny, Sjoerd de Jong and Panache Distillery, LLC.

10.2	Amended and Restated Mortgage and Security Agreement, dated March 31, 2014, of Panache Distillery, LLC.

10.3	Omnibus Modification, Note Extension and Ratification Agreement, dated March 31, 2014, by and between Consilium Corporate Recovery Master Fund, Ltd, Wodka, LLC and Panache, LLC.

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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANACHE BEVERAGE, INC.

Dated: April 4, 2014	By:	/S/ JAMES DALE
James Dale
Chief Executive Officer

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